UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 11, 2025
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 11, 2025, the Company held the Annual Meeting. At the start of the Annual Meeting, there were 12,221,640 shares of the Company’s Class A Ordinary Shares, par value $0.05 per share (the “Class A Ordinary Shares”) and 8,076,732 shares of the Company’s Class B Ordinary Shares, par value $0.05 per share (the “Class B Ordinary Shares”) present virtually or by proxy, together representing 83.96% of the combined voting power of all issued and outstanding shares of Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, the holders of the Company’s Class A Ordinary Shares were entitled to one vote for each share held as of the close of business on April 28, 2025 (the “Record Date”) and the holders of the Company’s Class B Ordinary Shares were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Ordinary Shares and Class B Ordinary Shares voted as a single class on all matters.
At the Annual Meeting, the Company’s shareholders voted on the three proposals below, each of which is described more fully in the Proxy Statement. The three matters were approved. The final voting results for each of these proposals are as follows:
Proposal 1: As an ordinary resolution, that the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2025, be and is hereby ratified and confirmed.

For	Against	Abstain	Broker Non-Votes
92,427,088	541,446	20,426	0
Accordingly, Proposal 1 was carried as an ordinary resolution. The shareholders ratified and confirmed the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2025.
Proposal 2: As an ordinary resolution and on a non-binding advisory basis, that the compensation of the Named Executive Officers as disclosed in the Proxy Statement be and is hereby approved.

For	Against	Abstain	Broker Non-Votes
85,152,812	452,562	94,222	7,289,364
Accordingly, Proposal 2 was carried as an ordinary resolution. The shareholders approved on a non-binding advisory basis, the compensation of the Named Executive Officers as disclosed in the Proxy Statement .
Proposal 3: On a non-binding advisory basis, to select the frequency of the future advisory votes on the compensation of the Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
4,189,732	104,852	81,339,792	64,720	7,289,864
The shareholders advised that they were in favor of three years as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. In accordance with the voting results for this proposal, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every three years. This policy will remain in effect until the next required shareholder vote on the frequency of advisory votes on the compensation of named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of July 2025.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer